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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 17, 2006

ENXNET, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-30675	73-1561191
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

11333 E. Pine St., Suite 75
Tulsa, Oklahoma 74119
(Address of principal executive offices and Zip Code)

(918) 592-0015
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On February 17, 2006, we entered into an agreement with BAHF, LLC., a Texas limited liability corporation ("BAHF") wherein it was agreed that we and BAHF would create a new company named D-TECT-OR, LLC. ("D-TECT") to develop, manufacture, market and fully commercialize new products by combining intellectual property owned by BAHF and us. 75% of D-TECT will be owned by BAHF and 25% will be owned by us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of February, 2006.

ENXNET INC.

BY:	/s/ Ryan Corley
Ryan Corley
President, Principal Executive Officer, and a member of the Board of Directors.